UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

August 20, 2009	(August 14, 2009)
Date of Report	(Date of earliest event reported)
FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32421	58-23420 21
( State or other jurisdiction of incorporation )	( Commission File Number )	( IRS Employer Identification No. )

420 Lexington Avenue, Suite 1718, New York, NY 10170
( Address of principal executive offices, including zip code )

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Forward – Looking Statements

This report contains forward-looking statements that can be identified by such terminology such as “believes”, “expects,” “potential,” “plans”, “suggests,” “may,” “should,” “could,” “intends,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance, or achievements expressed or implied by such statements. In particular, management’s expectations regarding future research, development and/or commercial results could be affected by, among other things, uncertainties relating to product development; availability of future financing; unexpected regulatory delays or government regulation generally; the success of third-party marketing efforts; our ability to retain third-party distributors; our ability to obtain or maintain patent and other proprietary intellectual property protection; and competition in general. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 2.02     Results of Operations and Financial Condition.

On August 14, 2009, Fusion Telecommunications International Inc., (the “Company”) issued a press release entitled “Fusion Reports Second Quarter 2009 Results”, relating to its financial results for its fiscal quarter ended June 30, 2009.

Item 7.01     Regulation FD Disclosure.

The press releases attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Fusion under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Fusion Telecommunications International, Inc., dated August 14, 2009 entitled ‘Fusion Reports Second Quarter 2009 Results.’

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ BARBARA HUGHES
Barbara Hughes
August 20, 2009	as Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by Fusion Telecommunications International, Inc., dated August 14, 2009 entitled ‘Fusion Reports Second Quarter 2009 Results.’